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                                                                   EXHIBIT 99.2



                         CIRCA PHARMACEUTICALS, INC.
               SPECIAL MEETING OF STOCKHOLDERS -- JULY 17, 1995


                THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder of CIRCA PHARMACEUTICALS, INC., a New York corporation (the "Company"), hereby appoints Dr. Melvin Sharoky and Thomas P. Rice, and each of them, proxies and attorneys-in-fact of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Special Meeting of Stockholders to be held on July 17, 1995 at 9:00 a.m. local time, at the Company's facilities at 26 Bethpage Road, Copiague, New York and at any adjournments or postponements thereof, and in connection therewith to vote and represent all of the shares of Common Stock of said corporation which the undersigned would be entitled to vote,

Said proxies and attorneys, and each of them, shall have all the powers which the undersigned would have if voting in person. The undersigned hereby revokes any other proxies previously given to vote at such meeting and hereby ratifies and confirms all that said proxies and attorneys, and each of them, may lawfully do by virtue hereof. Said proxies, without hereby limiting their general authority, are specifically authorized to vote in accordance with their best judgment with respect to all matters incident to the conduct of the Special Meeting and all matters presented at the meeting but which are not known to the Board of Directors at the time of the solicitation of this proxy.

Each of the above-named proxies present at said meeting, either in person or by substitute, shall have and exercise all the powers of said proxies hereunder. This proxy will be voted in accordance with the choices specified by the undersigned on this proxy. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO INSTRUCTIONS ARE INDICATED HEREIN, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE PROPOSAL ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES.


                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


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                                                                 SEE REVERSE
                                                                     SIDE
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[X] PLEASE MARK YOUR VOTES
    AS THIS EXAMPLE


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE MERGER.

                      PROPOSAL TO APPROVE AND ADOPT      FOR   AGAINST   ABSTAIN
                      AN AGREEMENT AND PLAN OF MERGER,
                      DATED AS OF MARCH 29, 1995, BY     [ ]     [ ]       [ ]
                      AND AMONG THE COMPANY, WATSON
                      PHARMACEUTICALS, INC. AND
                      GUM ACQUISITION CORP.


                      The undersigned acknowledges receipt of the copy of the Notice of Special Meeting and the Proxy Statement/ Prospectus (with all enclosures and attachments) dated June 14, 1995, relating to the meeting.

                      Dated ______________________________________________, 1995


                      __________________________________________________________
                                               Signature

                      __________________________________________________________
                                               Signature

PLEASE VOTE, SIGN,    (This Proxy should be dated, signed by the stockholder(s)
DATE AND PROMPTLY     exactly as his or her name(s) appears hereon, and returned
RETURN THIS CARD.     promptly in the enclosed envelope. Persons signing in a
                      fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)